Exhibit 10.2

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

#9 AMENDMENT TO THE SERVICES AGREEMENT BETWEEN BOTTOMLINE TECHNOLOGIES, INC. AND BANK OF AMERICA, N.A.

Supplier Name:	Bottomline Technologies (de), Inc.	Agreement Number:	CW136262

Supplier Address:	325 Corporate Drive Portsmouth, NH 03801 United States	Addendum Number:	CW349887

Supplier Telephone:	1-603-436-0700	Addendum Effective Date:	January 13, 2012

This Amendment made and entered into this 13th day of January, 2012 by and between BOTTOMLINE TECHNOLOGIES, INC. (hereinafter referred to as “Tech”) and BANK OF AMERICA, N.A. (hereinafter referred to as “Bank”).

WITNESSETH:

WHEREAS, Tech, as a subcontractor of the Bank, currently provides PayMode Processing Services to Bank Customers pursuant to the Services Agreement (CW 136262) (the “Agreement”);

WHEREAS, Bank requires a Change Request for price changes to Paymode X eInvoicing as described in Attachment A;

NOW, THEREFORE, in consideration of the premises hereof and the mutual benefits to be derived hereby, the Agreement is hereby amended by adding the following provisions as follows:

A.	Amendment to Schedule A, Section 2 (Description of Services):

Change Request and Problem Report Form

Project Name:	Price [**] for Invoice Pricing		Request Number:
Statement of Work #
Submitted by:	Erin Ward		Date:
Date Logged:
Description of Change (Attach pages as needed):

The Paymode X product offers e-invoicing as a feature. BAML agreed to [**] pricing, ambitiously thinking there would be [**] sign up for the feature. In reality there are only [**], as such, VM and Bill Wardwell worked with supplier to [**] several price points. The goal was not to put this feature ‘dark’, but in order to keep paying for it, the [**] they agreed to, will allow our sales team to continue to sell this feature.

Time to Resolve:	12/31/2011	Date of Resolution:
Contract Amendment Required (Yes or No Supply Chain Mgmt. decision): Date: 11/28/2011
Price to Implement: No price to BAML, price [**] initiative

Resolution Decision
Accepted ( X )	Rejected ( )	Accepted (X )	Rejected ( )

LOB Project Manager Bill Wardwell Date 12/15/2011		Supplier Project Manager Erin Ward Date 12/15/2011
Supply Chain Management Approver:		Date Executed:
Bank of America Representative:

Date:	Signed:

Proposed and Agreed Upon Changes to the existing Paymode-X Invoicing Pricing Agreement:

1.	[**] Fee for 2012 to $[**] per month

2.	[**] of [**] fees for 2012 to $[**] per month

3.	A five month [**] of [**] Fees, such that billing will commence on June 1, 2012.

4.	[**] in [**] fees to $[**]

5.	Change in the [**] fee structure to $[**] using [**] with the first [**] clients waived. Below is the definition of [**]:

[**] is comprised of the steps below. The client can opt to bypass any steps they do not want:

•	[**]

1. [**]

2. Manual data entry

3. File submission: [**] standard file formats will be offered to the vendor at a [**] will be on as needed basis and charged to the vendor based on work effort required.

4. OPTIONAL: Receipt of paper through [**]

•	[**]

1. [**] to ensure adequate information is provided for processing

•	[**] and the order ([**] process)

1. [**] lines to lines on [**], and validation that [**] fall within a specified [**] of the [**].

•	[**] the Expenditure

1. [**] populated via [**]

2. [**] manually keyed

•	[**] the Expenditure

1. [**] based on dollar amount with [**]

2. Two levels of [**]

Client using [**] would be charged based on the current service agreement rate card.

6.	All other existing fees and structures will apply.

2013 Charges: Bottomline has offered the above [**] as a good-faith gesture to help build BAML’s momentum in the e-billing market. We respectfully request that effective January 1, 2013, pricing for the [**] and the [**] volumes [**] to the original 2012 levels ($[**] and $[**], respectively). The charges for e-invoicing will remain at $[**].

E. Inconsistencies: In the event of any inconsistencies in the terms of the Services Agreement and this Amendment, the terms of this Amendment shall control with respect to the provisions set out herein.

F. All Other Provisions: Except as to the terms amended by this Amendment, all other terms and conditions of the Services Agreement are declared by the parties to be in full force and effect, and except as otherwise provided in this Amendment, all defined terms used in this Amendment shall have the meanings set forth for such terms in the Services Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives this 5th day of December, 2011.

(“Bank”)		(“Tech”)
Bank of America, N.A.		Bottomline Technologies (de), Inc.

/s/ Dani L. Folsom	1/13/12	/s/ Eric Morgan	1/13/12
Signature	Date	Signature	Date

Dani Folsom		Eric Morgan
(Printed Name)		(Printed Name)

VP, Sourcing Manager		VP, Global Controller
(Title)		(Title)